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                                                                    Exhibit 10.1


                         WAIVER AND EXTENSION AMENDMENT


     This WAIVER AND EXTENSION AMENDMENT (this "Amendment") is entered into as of the 15th day of May, 2001 (the "Effective Date"), by and among LaSalle Bank National Association, a national banking association (f/k/a LaSalle National
Bank), as Administrative Agent for the Lenders described below (in such capacity, the "Administrative Agent") and as Issuing Bank (the "Issuing Bank"), the Lenders described below and CCC Information Services Inc., a Delaware corporation ("Borrower").

                              W I T N E S S E T H:

     WHEREAS, Administrative Agent, the Issuing Bank, the Lenders parties thereto and Borrower have entered into that certain Amended and Restated Credit Facility Agreement dated as of October 29, 1998, as amended by that certain Waiver and Amendment to Amended and Restated Credit Facility Agreement dated as of October 20, 2000, as further amended by that certain Second Waiver and Amendment to Amended and Restated Credit Facility Agreement dated as of February 15, 2001, and as amended by that certain Waiver and Third Amendment to Amended and Restated Credit Facility Agreement ("Amendment - Third") (collectively, as may be further amended, supplemented or otherwise modified, the "Credit Agreement");

     WHEREAS, in connection with the Amendment - Third, the Administrative Agent and Borrower have entered into that certain Post-Closing Matters Agreement dated as of April 17, 2001(the "PCM Agreement");

     WHEREAS, the Borrower has requested an extension of time to complete certain obligations and to waive certain other obligations under the Credit Agreement and PCM Agreement as is more fully set forth below;

     WHEREAS, the Borrower desires to correct SCHEDULE 5.7(e) to the Credit Agreement and SCHEDULE V to that certain Amended and Restated Security Agreement (the "Security Agreement") dated as of April17, 2001, between Borrower and Administrative Agent; and

     WHEREAS, the Borrower and the Administrative Agent, Issuing Bank and Lenders have agreed to enter into this Waiver and Extension Amendment on the terms and subject to the conditions hereafter set forth.

     NOW, THEREFORE, for and in consideration of such waivers and the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

     1. INCORPORATION OF THE AGREEMENT. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Credit Agreement. To the extent any terms and provisions of the Credit Agreement are inconsistent with the amendments set forth in Section 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Credit Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.



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     2. AMENDMENT OF THE AGREEMENTS. Subject to the terms and conditions contained herein, on and after the date of this Amendment, the parties hereto agree as follows:

     (a) SCHEDULE 5.7(e) to the Credit Agreement is hereby deleted in its entirety and replaced by the revised SCHEDULE5.7(e) attached hereto. All references to SCHEDULE 5.7(e) throughout the Credit Agreement shall be references to revised SCHEDULE 5.7(e) attached hereto.

     (b) SCHEDULE V to the Security Agreement, is hereby deleted in its entirety and replaced by the revised SCHEDULE V attached hereto. All references to
SCHEDULE V in the Security Agreement shall be references to SCHEDULE V attached hereto.

     (c) The requirements of Section 4.2.1 in respect of the month of March 2001, and any Default or Event of Default which may have occurred as a result of the Borrower's failure to fulfill such requirements, are hereby waived, PROVIDED, that Borrower shall have provided the Administrative Agent and the Banks with copies of the monthly financial statements required by the first sentence of Section 4.2.1 on or before the Effective Date.

     (d) The requirements of Section 4.3 in respect of the consolidated cash flow forecasts due April 25, 2001 and May 2, 2001, and any Default or Event of Default which may have occurred as a result of the Borrower's failure to fulfill such requirements, are hereby waived.

     (e) Section 4.15.4(c) and SCHEDULE B of the Credit Agreement and Section 3 of the PCM Agreement are hereby amended by extending the date by which Borrower is required to pledge or cause to be pledged all of the capital stock or other equity interests held by Borrower or its Subsidiaries in CCC Canada, CCC International and CCC Rayfield, as required by such sections, to and including June 15, 2001.

     (f) Section 4.15.4(c) and SCHEDULE B of the Credit Agreement and Section 4 of the PCM Agreement are hereby amended by extending the date by which Borrower is required to pledge or cause to be pledged, or to provide a negative pledge, of all of the capital stock or other equity interests held by Borrower or its Subsidiaries in CCC Enterstand JV, CCC Choice Parts JV, Info4cars.com, Inc., ChannelPoint LLC and CCC Norris, as required by such sections, to and including June15 2001. Section 4 of the PCM Agreement is hereby further amended by inserting a new clause (e) to such section as follows:

     ",(e) ChannelPoint LLC."

     (g) Section 4.15.4(d) of the Credit Agreement and Section 10 of the PCM Agreement are hereby amended by extending the date by which Borrower is required to cause each Foreign Subsidiary to execute and deliver a guaranty, security agreement and related documents, as required by such sections, to and including June 15, 2001.

     (h) Section 4.15.5 of the Credit Agreement and Section 6 of the PCM Agreement are hereby amended by (i) extending the date by which Borrower is required to cause each Foreign Subsidiary to execute and deliver an Assignment of Bank Account Agreement or similar agreement, to the extent required by such sections, to and including June 15, 2001 and (ii) extending the date by which Borrower is required to cause CCC Consumer SE to execute and


                                       2
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deliver an Assignment of Bank Account Agreement as required by such sections, to and including June 15, 2001, PROVIDED that all funds in all accounts of CCC Consumer SE for which an Assignment of Bank Account Agreement has not been obtained shall not at any time exceed $25,000 in the aggregate.

     (i) Article 5 of the Credit Agreement is hereby amended by inserting the following as SECTION 5.20 of the Credit Agreement:

     "5.20. INFORMATION CONCERNING FOREIGN SUBSIDIARIES AND JOINT VENTURES. Borrower will, and will cause its Subsidiaries to, provide to Administrative Agent and the Banks, on or before May 31, 2001, information as of a recent date, concerning the assets, properties, operation and affairs of each of the Foreign Subsidiaries, CCC Enterstand JV and each of their other respective joint ventures as may be requested by the Administrative Agent, and will, and will cause its Subsidiaries to, cause their respective officers and auditors to discuss such matters with Administrative Agent and the Consultant, as requested by Administrative Agent."

     (j) Section 8 of the PCM Agreement is hereby amended by extending the date by which Borrower is required to deliver to the Administrative Agent, Landlord Waivers and related documents with respect to the leased real property of CCC Consumer SE and the CCC PCS Subsidiaries, as required by such section, to and including June 15, 2001.

     (k) Section 9.17(6) of the Credit Agreement is hereby amended and restated as follows:

     "9.1.17(6). `CCC NORRIS' means D.W. Norris Limited, a private liability company organized under the laws of the United Kingdom."

     (l) Section 9.1.17(16) of the Credit Agreement is hereby amended and restated as follows:

     "9.1.17(16). `CCC ENTERSTAND JV' means Enterstand Limited, a private limited company incorporated under the laws of England and Wales."

     (m) Section 11 of the PCM Agreement is hereby amended by extending the date by which Borrower is required to deliver to the Administrative Agent corporate authorizations and related documents from the Foreign Subsidiaries, as required by such section, to and including June 15, 2001.

     (n) Section 13 of the PCM Agreement is hereby waived (i) with respect to any third party customer having computer hardware collateral with a value (which, for these purposes, shall mean the greater of book value and fair market value) of less than $50,000 in the aggregate (or, with respect to State Farm Insurance, $250,000) as of the Effective Date and (ii) with respect to the computer equipment located at Acxiom in Downers Grove, Illinois as of


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the Effective Date, provided, that such computer equipment is moved on or before
June 15, 2001 to one of Borrower's locations for which a Landlord Waiver has been delivered to Administrative Agent.

     3. REPRESENTATIONS, COVENANTS AND WARRANTIES; NO DEFAULT.

     (a) This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed by the Borrower and constitutes legal, valid and binding obligations of the Borrower, and is enforceable against the Borrower in accordance with its terms except to the extent enforceability hereof is limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally.

     (b) Except for the representations and warranties of Borrower made as of a particular date and except as set forth on Schedule A-3 to the Amendment-Third, the representations, covenants and warranties set forth in ARTICLE 3 of the Credit Agreement after giving effect to this Amendment shall be deemed remade as of the date hereof by Borrower; PROVIDED, HOWEVER, that any and all references to the Credit Agreement in such representations and warranties shall be deemed to include this Amendment and all prior express written waivers and amendments.

     (c) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment and all prior express written waivers and amendments.

     4. FEES AND EXPENSES. Borrower agrees to pay on demand all reasonable costs and expenses of or incurred by Administrative Agent in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment and the other instruments and documents executed and delivered in connection with the transactions described herein (including the filing or recording thereof), including, but not limited to, the reasonable fees and expenses of counsel for the Administrative Agent.

     5. DELIVERY OF DOCUMENTS AT CLOSING. At the closing of this Amendment, Administrative Agent shall have received from Borrower the following documents, fully executed by the Borrower, CCC Information Services Group Inc., and the Restricted Subsidiaries, as applicable, in form and substance satisfactory to Administrative Agent:

          (a) This Amendment; and

          (b) A secretary's certificate from the Borrower, together with Borrower's Organic Documents (or certification that such documents have not changed since April 17, 2001), incumbency certifications and authorizing resolutions and documents.

     6. EFFECTUATION. This Amendment shall be deemed effective upon receipt by Administrative Agent of (i) six (6) counterpart signature pages duly executed on behalf of the Borrower and each Subsidiary, as applicable of each of the documents set forth in Section 5, and (ii) executed signature pages to this Amendment from at least that number of Lenders that constitute Required Lenders under the Credit Agreement. THERE ARE NO OTHER CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT.



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     7. CONTINUING EFFECT. Except as specifically modified above, the Credit
Agreement, the PCM Agreement, the Security Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments or agreements executed and/or delivered in connection therewith (except as expressly set forth herein). Nothing herein shall constitute a waiver by the Administrative Agent or the Lenders of any existing (except as expressly waived above) or hereafter arising Default or Event of Default nor shall the Administrative Agent's and the Lenders' execution and delivery of this Amendment establish a course of dealing among the Administrative Agent, the Lenders, the Borrower or any other obligor or in any other way obligate the Administrative Agent or any Lenders to provide hereafter any further consents, waivers or modifications with respect to the Credit Agreement.

     8. COLLATERAL DOCUMENTS. Borrower has herewith and heretofore executed and delivered to the Administrative Agent certain Loan Documents, and Borrower hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Loan Documents remain in full force and effect and the rights and remedies of the Administrative Agent thereunder, the obligations of Borrower thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for in the Loan Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

     9. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

                            [SIGNATURE PAGE FOLLOWS]


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                 (WAIVER AND EXTENSION AMENDMENT SIGNATURE PAGE)

     IN WITNESS WHEREOF, the parties hereto have duly executed this Waiver and Extension Amendment as of the date first above written.


                                       CCC INFORMATION SERVICES INC.

                                       By:     /s/ Reid E. Simpson
                                           --------------------------
                                       Name:   Reid E. Simpson
                                       Title:  Executive Vice President and
                                               Chief Financial Officer


                                       Address:


                                       CCC Information Services, Inc.
                                       444 Merchandise Mart Plaza
                                       Chicago, IL 60654-1005
                                       Main:    312-229-3200
                                       Fax:     312-527-1194



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                 (WAIVER AND EXTENSION AMENDMENT SIGNATURE PAGE)


                                       LASALLE BANK NATIONAL ASSOCIATION,
                                       f/k/a LaSalle National Bank,
                                       as Administrative Agent

                                       By:  /s/ Aimee W. Daniels
                                           --------------------------
                                           Aimee Daniels,
                                           Senior Vice President and
                                           Division Head

                                       Address:

                                       LaSalle Bank National Association
                                       135 South LaSalle
                                       Chicago, IL  60603
                                       Attention:  Aimee Daniels
                                                   Senior Vice President and
                                                   Division Head
                                       Main:    312/904-8914
                                       Fax:     312/904-0409



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                 (WAIVER AND EXTENSION AMENDMENT SIGNATURE PAGE)



                                       LASALLE BANK NATIONAL ASSOCIATION

                                       By:  /s/ Aimee W. Daniels
                                           --------------------------
                                           Aimee Daniels,
                                           Senior Vice President and
                                           Division Head

                                       Address:

                                       LaSalle Bank National Association
                                       135 South LaSalle
                                       Chicago, IL  60603
                                       Attention:  Aimee Daniels
                                                   Senior Vice President and
                                                   Division Head
                                       Main:    312/904-8914
                                       Fax:     312/904-0409

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                 (WAIVER AND EXTENSION AMENDMENT SIGNATURE PAGE)



                                       FLEET NATIONAL BANK

                                       By:  /s/ Peggy Peckham
                                           -------------------------------
                                           Its:  Senior Vice President
                                                 -------------------------


                                       Address:

                                       Fleet National Bank
                                       Mail Code:        MA DE 100 0 6A
                                       100 Federal Street
                                       Boston, MA 02110
                                       Attention:  Peggy Peckham,
                                                   Senior Vice President
                                       Main:    617-434-6337
                                       Fax:     617-434-4775



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                 (WAIVER AND EXTENSION AMENDMENT SIGNATURE PAGE)



                                       HARRIS TRUST AND SAVINGS BANK

                                       By:  /s/ Scott F. Geik
                                           -------------------------------
                                           Its:  Managing Director
                                                 -------------------------


                                       Address:

                                       Harris Trust and Savings Bank
                                       111 West Monroe Street
                                       10th Floor West
                                       Chicago, IL 60603
                                       Attention:  Derek Cook
                                       Main:    312-461-3136
                                       Fax:     312-461-2591



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                 (WAIVER AND EXTENSION AMENDMENT SIGNATURE PAGE)



                                       BANK LEUMI USA

                                       By:  /s/  Jon W. Spoerry
                                           -------------------------------
                                           Its:  First Vice President
                                                 -------------------------



                                       Address:

                                       Bank Leumi USA
                                       100 North LaSalle
                                       Chicago, IL 60602
                                       Attention:  Jon W. Spoerry
                                       Main:    312-781-1806
                                       Fax:     312-781-9469



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                 (WAIVER AND EXTENSION AMENDMENT SIGNATURE PAGE)



                                       WELLS FARGO BANK WISCONSIN, N.A., f/k/a
                                       Norwest Bank Wisconsin, N.A.

                                       By:  /s/ Linda C. Backhaus
                                           -------------------------------
                                           Its:  V. P.
                                                 -------------------------



                                       Address:

                                       Wells Fargo Bank Wisconsin N.A.
                                       100 East Wisconsin Avenue, Suite 1400
                                       Milwaukee, WI 53202-4101
                                       Attention:  Linda Backhaus
                                       Main:    414-224-7406
                                       Fax:     414-224-7410


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                            SCHEDULE TO EXHIBIT 10.1


     In addition to the agreement filed as Exhibit 10.1 to this filing, CCC Information Services Inc. has executed and delivered:

     (1) Second Waiver and Extension Amendment dated as of June 15, 2001 between CCC Information Services Inc. and LaSalle Bank National Association;

     (2) Third Waiver and Extension Amendment dated as of July 13, 2001 between CCC Information Services Inc. and LaSalle Bank National Association; and

     (3) Letter Agreement dated July 30, 2001 between CCC Information Services Inc. and LaSalle Bank National Association.

     These agreements are substantially identical in all material respects to the agreement filed as Exhibit 10.1 to this filing, except for: (i) the dates of execution; and (ii) immaterial differences relating to the waiver by LaSalle Bank National Association of certain information requirements and the extension of time to complete certain post-closing requirements associated with the Waiver and Third Amendment to the Amended and Restated Credit Facility Agreement.